Exhibit 10.2


                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT effective as of April 20, 2004, by and between Cytomedix, Inc. ("Company") and Kshitij Mohan, Ph.D. ("Consultant").

                                    RECITALS

         WHEREAS, the Company and the Consultant entered into a Consulting Agreement ("Agreement") effective as of January 1, 2004, whereby the Consultant provided certain services to the Company as provided in such Consulting Agreement; and

         WHEREAS, the Company and the Consultant have agreed to terms whereby the Consultant shall accept employment as the Company's Chief Executive Officer, as provided in an Employment Agreement of even date herewith; and

         WHEREAS, the Company and the Consultant have mutually agreed to terminate the Consulting Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The parties hereby agree that, as of April 20, 2004, the Consulting Agreement is hereby terminated.

         2. The Company further agrees that, for the period of any applicable statute of limitations, it will continue to indemnify and hold harmless
Consultant, and any employees, agents, affiliates and sub-contractors of Consultant from and against any and all liability, loss, costs, expenses or damages, including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation, arbitration or other proceedings or investigations, commenced or threatened, relating to or arising in connection with the Agreement or services rendered by Consultant pursuant to the Agreement prior to the termination of the Agreement.

         IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Termination
Agreement as of the 20th day of April, 2004.


                                            KSHITIJ MOHAN, PH.D

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                                            CYTOMEDIX, INC.


                                            By:
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                                            Its:
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